UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2026

ACP Holdings Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43225	98-1923384
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Eastside Street Houston, Texas	77098
(Address of principal executive offices)	(Zip Code)

(832) 810-6648
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ACGCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ACGC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2026, the registration statement on Form S-1 (File No. 333-294120) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of ACP Holdings Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On April 8, 2026, the Company consummated the Offering of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company granted Roth Capital Partners, LLC, the underwriter in the offering, the right to purchase up to an additional 3,000,000 units to cover over-allotments, within 45 days of the closing (the “Over-Allotment Option”).

On April 10, 2026, 1,461,600 additional Units were issued pursuant to the underwriters’ partial exercise of over-allotment and sold at an offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $14,616,000 (the “Over-Allotment Option Units”). The closing of the issuance and sale of the Over-Allotment Option Units occurred on April 10, 2026.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated April 6, 2026, between the Company and Roth Capital Partners, LLC, as representative of the underwriters named therein (the “Representative”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

●	A Warrant Agreement, dated April 6, 2026, between the Company and Odyssey Transfer and Trust Company (“Odyssey”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

●	A Letter Agreement, dated April 6, 2026, among the Company, its directors and officers and Union Street Sponsor, LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated April 6, 2026, between the Company and Odyssey, as trustee, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

●	A Registration Rights Agreement, dated April 6, 2026, among the Company, the Sponsor and the holders signatory thereto, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated April 6, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated April 6, 2026, between the Company and the Representative, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

●	A Services Agreement, dated April 6, 2026, between the Company and the Sponsor a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference; and

●	Indemnity Agreements, each dated April 6, 2026, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On April 8, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 435,000 units to the Sponsor and an aggregate of 50,000 units to the Representative (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $4,850,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that so long as they are held by the Sponsor or its permitted transferees, the Private Placement Units (including the securities comprising such units and the Class A ordinary shares issuable upon exercise of the private placement warrants) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (ii) will be entitled to registration rights and (iii) with respect to private placement warrants included in the Private Placement Units held by the Representative and/or its designees, will not be exercisable more than five years from the commencement of sales in the Company’s initial public offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 6, 2026, the Company’s board of directors is comprised of the following individuals: Andrew Mallozzi, Andrew Sung, Sean Wallace, August Roth, and Jonathan Urfrig. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On April 6, 2026, the Company entered into the Indemnity Agreements with each of Andrew Mallozzi, Andrew Sung, Sean Wallace, August Roth, and Jonathan Urfrig, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.7 to this Report, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 500,000,000 Class A Ordinary Shares, (ii) 50,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 5,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

On April 8, 2026, a total of $201,000,000 of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Odyssey acting as trustee. On April 10, 2026, an additional $14,689,080 consisting of the net proceeds from the sale of the Over-Allotment Option Units and the Private Placement was placed in the Trust Account, resulting in a total of $215,689,080 held in the Trust Account. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (excluding any 1% U.S. federal excise tax on stock repurchases under the Inflation Reduction Act of 2022, or similar tax, that is imposed on us, if any), if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination within the completion window, subject to applicable law, or (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (A) modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 6, 2026, the Company issued a press release announcing the pricing of the Offering, and on April 8, 2026, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 6, 2026, between the Company and Roth Capital Partners, LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated April 6, 2026, between the Company and Odyssey Transfer & Trust Company.
10.1	Letter Agreement, dated April 6, 2026, among the Company, its directors and officers and Union Street Sponsor, LLC.
10.2	Investment Management Trust Agreement, dated April 6, 2026, between the Company and Odyssey Transfer & Trust Company.
10.3	Registration Rights Agreement, dated April 6, 2026, among the Company, Union Street Sponsor, LLC and the holders signatory thereto.
10.4	Private Placement Units Purchase Agreement, dated April 6, 2026, between the Company and Union Street Sponsor, LLC.
10.5	Private Placement Units Purchase Agreement, dated April 6, 2026, between the Company and Roth Capital Partners, LLC.
10.6	Services Agreement, dated April 6, 2026, between the Company and Union Street Sponsor, LLC.
10.7	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-294120), filed with the SEC on April 6, 2026).
99.1	Press Release, dated April 6, 2026.
99.2	Press Release, dated April 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACP HOLDINGS acquisition corp.

By:	/s/ Andrew Mallozzi
Name:	Andrew Mallozzi
Title:	Chief Executive Officer

Date: April 10, 2026

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